                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  In connection with this annual report on Form 10-K of King Pharmaceuticals, Inc. I, Jefferson J. Gregory, Chief Executive Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

Date: July ___, 2003                             /s/ Jefferson J. Gregory
                                                 ------------------------------
                                                 Jefferson J. Gregory
                                                 Chairman of the Board
                                                 and Chief Executive Officer